                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 15, 1999
                                                         ----------------

                         YAMAHA MOTOR RECEIVABLES CORPORATION
                         ------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                    (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)


             DELAWARE                33-72806, 33-94784              33-0592719
             --------                ------------------              ----------
   (STATE OR OTHER JURISDICTION       (COMMISSION FILE         (I.R.S. EMPLOYER
        OF INCORPORATION)                 NUMBERS)          IDENTIFICATION NO.)


                                 6555 KATELLA AVENUE
                                  CYPRESS, CA  90630
                       ----------------------------------------
                       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500


                                     Page 1 of 4
                           Exhibit Index appears on Page 4
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Item 5.   OTHER EVENTS

          Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the "Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the JANUARY 15, 1999 Distribution Date for the Collection Period ending DECEMBER 31, 1998. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.





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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         YAMAHA MOTOR RECEIVABLES CORPORATION
                         ------------------------------------
                                     (Registrant)


Dated:  January 15, 1999                    By:  RUSSELL JURA
        ----------------                         ------------
                                            Name:   Russell Jura
                                            Title:  Assistant Secretary

                                  INDEX TO EXHIBITS

         EXHIBIT                                                 METHOD OF
          NUMBER                      EXHIBIT                      FILING
         -------                      -------                     -------
           5.1            Monthly Servicer's Certificate       Filed Herewith
                          with respect to the JANUARY 15,
                          1999 Distribution Date for the
                          Collection Period ending
                          DECEMBER 31, 1998.



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